Exhibit 99.2

Canopy Growth Announces Additional Exchanges with Holders of Notes

SMITHS FALLS, ONTARIO (June 30, 2022)—Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (NASDAQ: CGC) announced today that, further to its press release dated June 29, 2022, it has entered into an additional privately negotiated exchange agreement (the “Exchange Agreement”) with a holder (the “Noteholder”) of the Company’s outstanding 4.25% unsecured senior notes due 2023 (the “Notes”), to acquire approximately C$7.25 million (approximately USD$5.6 million) aggregate principal amount of the Notes from the Noteholders in exchange for common shares of the Company (the “Canopy Shares”) and approximately C$140,000 (approximately USD$110,000) in cash for accrued and unpaid interest (the “Cash Payment”).

Transaction Details

In accordance with the terms of the Exchange Agreement, Canopy Growth has agreed to acquire the Notes from the Noteholder for an aggregate purchase price (excluding accrued and unpaid interest which will be paid in cash as part of the Cash Payment) of C$7.17 million (approximately USD$5.5 million) (the “Purchase Price”), which will be payable in such number of Canopy Shares (the “Share Consideration”) as is equal to the Purchase Price divided by the volume-weighted average trading price (the “VWAP”) of the Canopy Shares on the Nasdaq Global Select Market (the “Nasdaq”) for the 10 consecutive trading days beginning on, and including, June 30, 2022 (the “Averaging Price” and such period of time being the “Averaging Period”), subject to a floor price of US$2.50 (the “Floor Price”) and a maximum price equal to US$3.50, which is the closing price of the Canopy Shares on the Nasdaq on June 29, 2022 (the “Market Price”).

The Share Consideration will be satisfied by the issuance of Canopy Shares in up to two tranches as follows: (a) on the initial closing 1,589,260 Canopy Shares (the “Initial Closing Shares”) will be issued to the Noteholder; and (b) in the event that the Averaging Price calculated over the Averaging Period is less than the Market Price, on or about July 18, 2022 (the “Final Closing”), up to such number of Canopy Shares as is equal to the excess of the Purchase Price divided by the Averaging Price over the Initial Closing Shares.

In the event that the daily VWAP of the Canopy Shares on the Nasdaq during the Averaging Period (a) exceeds the Market Price, then the daily VWAP for such trading day will instead be deemed to be the Market Price; or (b) is less than the Floor Price, then the daily VWAP for such trading day will instead be deemed to be the Floor Price, such that in no circumstances will more than 2,224,965 Canopy Shares be issuable pursuant to the Noteholder.

Together with the exchange agreements (the “Other Exchange Agreements”) entered into prior to the announcement on June 29, 2022 (collectively, the “Transaction”), a minimum of 35,662,420 Canopy Shares have been or will be issued. Pursuant to the terms of the Exchange Agreement and the Other Exchange Agreements, in no circumstances will more than 80,629,270 Canopy Shares be issuable pursuant to the Transaction.

The Transactions are being conducted as private placements, and any Canopy Shares to be issued in the Transaction will be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act in transactions not involving any public offering. This press release is neither an offer to sell nor a solicitation of an offer to buy any securities described above, nor will there be any offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Canopy Growth

Canopy Growth (TSX:WEED, NASDAQ:CGC) is a world-leading diversified cannabis and cannabinoid-based consumer product company, driven by a passion to improve lives, end prohibition, and strengthen communities by unleashing the full potential of cannabis. Leveraging consumer insights and innovation, Canopy Growth offers product varieties in high-quality dried flower, oil, softgel capsule, infused beverage, edible, and topical formats, as well as vaporizer devices by Canopy Growth and industry-leader Storz & Bickel. Canopy Growth’s global medical brand, Spectrum Therapeutics, sells a range of full-spectrum products using its colour-coded classification system and is a market leader in both Canada and Germany. Through Canopy Growth’s award-winning Tweed and Tokyo Smoke banners, Canopy Growth reaches its adult-use consumers and has built a loyal following by focusing on top quality products and meaningful customer relationships. Canopy Growth has entered into the health and wellness consumer space in key markets including Canada, the United States, and Europe through BioSteel sports nutrition, and This Works skin and sleep solutions; and has introduced additional hemp derived CBD products to the United States through its First & Free and Martha Stewart CBD brands. Canopy Growth has an established partnership with Fortune 500 alcohol leader Constellation Brands.

More Information

Media Contact:

Jennifer White

Senior Manager, Communications

jennifer.white@canopygrowth.com

Investor Contact:

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com

Notice Regarding Forward-Looking Information

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the benefits of the debt repurchase, the anticipated date of issuance of the Initial Closing Shares, the anticipated date of the issuance of any additional Canopy Shares following the Averaging Period and expectations for other economic, business, and/or competitive factors.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including inherent uncertainty associated with projections; the diversion of management time on Transaction-related issues; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including the Company’s annual report on Form 10-K for the year ended March 31, 2022.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.